UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

As previously reported on a Current Report on Form 8-K, dated January 30, 2017, on January 24, 2017, Montreign Operating Company LLC (“Montreign Operating”), an indirect wholly-owned subsidiary of Empire Resorts, Inc., entered into a Building Term Loan Agreement, which was subsequently amended on May 26, 2017 (as amended, the “Term Loan Agreement”), by and among Montreign Operating, the lenders from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent. The Term Loan Agreement provides for loans or other extensions of credit to be made to Montreign Operating in an aggregate principal amount of $520,000,000 (the “Term Loan Facility”), and the Term Loan Facility consists of $70,000,000 of Term A commitments (the “Term A Loan”) and $450,000,000 of Term B Loan commitments.

Pursuant to the terms of the Term Loan Facility, the borrowing period for Montreign Operating to draw down on the Term A Loan expired on July 24, 2018. On July 23, 2018, Montreign Operating drew down $53,000,000 under the Term A Loan. The July 23, 2018 drawdown is the last in a series of drawdowns on the Term A Loan. Prior to July 23, 2018, Montreign Operating had previously drawn down $9,000,000 from the Term A Loan on May 31, 2018 and $8,000,000 from the Term A Loan on July 9, 2018. Taken together with the July 23, 2018 installment, the total amount of $70,000,000 under the Term A Loan is fully drawn.

The aggregate proceeds of the Term A Loan are required to be deposited into lender-controlled accounts upon borrowing. Subject to Montreign Operating satisfying the disbursement conditions set forth in the Term Loan Agreement with respect to the use of funds in the development of Resorts World Catskills and the entertainment project, the proceeds of the Term A Loan may be used to pay debt service and costs relating to the development and construction of Resorts World Catskills and the entertainment project and golf course being developed adjacent thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2018

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name: Ryan Eller
Title: President and Chief Executive Officer